Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Amendment to annual report of SeaChange International, Inc. (the “Company”) on Form 10-K/A for the year ended January 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kevin M. Bisson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Company’s Amendment to Annual Report on Form 10-K/A fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ KEVIN M. BISSON
Kevin M. Bisson
Chief Financial Officer, Senior Vice President,
Finance and Administration,
Treasurer and Secretary

June 1, 2010

     This certification is being furnished to the Securities and Exchange Commission with this Amendment to Annual Report on Form 10-K/A pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purpose of Section 18 of the Securities Exchange Act of 1934.